Exhibit 3.291

STATE OF TENNESSEE Tre Hargett, Secretary of State Division of Business Services William R. Snodgrass Tower 312 Rosa L. Parks AVE, 6th FL Nashville, TN 37243-1102
CFS
992 DAVIDSON DRIVE
SUITE B
Nashville, TN 37205

Request Type: Certified Copies	Issuance Date: 03/11/2011
Request #: 33911	Copies Requested: 1
Document Receipt

Receipt #: 376939	Filing Fee:	$20.00
Payment-Account — CFS, NASHVILLE, TN		$20.00
I, Tre Hargett, Secretary of State of the State of Tennessee, do hereby certify that PHC-TENNESSEE, INC., Control # 370719 was formed or qualified to do business in the State of Tennessee on 05/11/1999. PHC-TENNESSEE, INC. has a home jurisdiction of Williamson County and is currently in an Active status.

Tre Hargett
Secretary of State
Processed By:     Nichole Hambrick
The attached document(s) was/were filed in this office on the date(s) indicated below:

Reference #	Date Filed	Filing Description
3681-2092	05/11/1999	Initial Filing
3926-0508	06/16/2000	Registered Agent Change (by Agent)
5507-1757	07/14/2005	Registered Agent Change (by Entity)
5775-2452	04/27/2006	2005 Annual Report (Due 04/01/2006)
Phone 615-741-6488 * Fax (615) 741-7310 * Website: http://tnbear.tn.gov/

CHARTER
OF
PHC-TENNESSEE, INC.
          The undersigned, an individual, does hereby act as incorporator in adopting the following Charter for the purpose of organizing a corporation for profit, pursuant to the provisions of the Tennessee Business Corporation Act.
          FIRST: The corporate name for the corporation (hereinafter called the “Corporation”) is PHC-Tennessee, Inc.
          SECOND: The number of shares which the Corporation is authorized to issue is One Thousand (1,000), all of which are of a par value of $.01 dollars each and are of the same class and are to be Common shares.
          THIRD: The street address and zip code of the initial registered office of the Corporation in the State of Tennessee is 1912 Hayes Street, Nashville, TN 37203, county of Davidson. The name of the initial registered agent of the Corporation at the said registered office is National Registered Agents, Inc.
          FOURTH: The name and the address and zip code of the incorporator are:

NAME	ADDRESS
Howard T. Wall	105 Westwood Place, Ste. 400 Brentwood, TN 37027
          FIFTH: The street address and zip code of the initial principal office of the Corporation are 105 Westwood Place, Ste. 400, Brentwood, TN 37027.
          SIXTH: No holder of any of the shares of any class of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities, or obligations of the Corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securities, or obligations of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued if the same have been reacquired and if their reissue is not prohibited, and any and all of such rights and options may be granted by the Board of Directors to such individuals and entities, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.
          SEVENTH: The corporation is for profit.

          EIGHTH: The purposes for which the corporation is organized are as follows:
     To engage in any lawful business. To have all of the general powers granted to Corporations organized under the Tennessee Business Corporation Act whether granted by specific statutory authority or by construction of law.
          NINTH: The Corporation shall, to the fullest extent permitted by the provisions of the Tennessee Business Corporation Act, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said provisions from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said provisions, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.
          TENTH: The personal liability of the directors of the Corporation is eliminated to the fullest extent permitted by the provisions of the Tennessee Business Corporation Act, as the same may be amended and supplemented.
          ELEVENTH: The duration of the corporation shall be perpetual. Signed on May 11, 1999.

/s/ Howard T. Wall
Howard T. Wall, Incorporator

3926 0508 SECRETARY OF STATE DIVISION OF BUSINESS SERVICES James K. Polk Building, Suite 1800 Nashville, TN 37243-0306
MASS CHANGE OF REGISTERED OFFICE (BY AGENT)
Pursuant to the provisions of Sections 48-15-102 and 48-25-108 off the Tennessee Business Corporation Act, Sections 48-55-102 and 48-85-108 of the Tennessee Nonprofit Corporation Act, Section 48-208-102 of the Tennessee Limited Liability Company Act, Sections 61-2-104 and 61-2-904 of the Tennessee Revised Uniform Limited Partnership Act, and Section 61-1-144 of the Tennessee Uniform Limited Partnership Act, the undersigned registered agent hereby submits this application to change its business address and the registered office address of the businesses noted below:
1.	The names of the affected corporations, limited liability companies, limited partnerships and limited liability partnerships are identified in the attached list by their S.O.S. control numbers, which list is incorporated herein by reference.
2.	The street address of its current registered office is 1912 Hayes Street, Nashville, TN 37203.
3.	The name of the current registered agent is National Registered Agents, Inc.
4.	The street address (including county) of the new registered office is:
     1900 Church Street, Suite 400, Nashville, TN 37203
5.	After the change, the street addresses of the registered office and the business office of the registered agent will be identical.
6.	The corporations, limited liability companies, limited partnerships and limited liability partnerships identified in the attached list have been notified of the change of address for the registered office.

June 13, 2000	/s/ Dennis E. Howarth

Signature Date	Signature of Registered Agent Dennis E. Howarth, President

Printed or Typed Name

3926   D509
MASS CHANGE OF REGISTERED OFFICE (BY AGENT) Attachment

0006022	0201388	0268864	0302450	0314708	0328888	0339805	0347828	0356294	0365383	0372510	0377339
0008334	0204232	0268865	0302617	0314767	0328936	0339951	0347829	0356645	0365503	0372543	0377344
0013296	0204735	0272206	0302679	0314842	0328972	0340175	0347830	0356646	0365675	0372725	0377351
0010920	0205644	0272978	0302692	0314885	0328974	0340176	0347835	0356713	0365712	0372743	0377469
0027374	0205731	0273409	0302694	0315159	0328976	0340312	0347871	0356730	0365874	0372789	0377484
0030950	0203141	0273646	0303088	0315256	0328977	0340550	0347906	0356971	0366023	0372805	0377520
0032679	0206454	0274568	0303213	0315377	0329019	0340829	0348050	0357127	0366135	0372922	0377710
0033334	0206658	0274685	0303561	0315604	0329084	0341065	0348217	0357128	0366352	0372927	0377711
0033516	0210656	0274928	0303625	0315665	0329090	0341275	0348321	0357129	0366622	0372951	0377712
0036948	0213041	0275142	0303637	0315876	0329163	0341626	0348550	0357256	0366850	0373013	0377713
0037564	0213644	0275958	0303807	0316067	0329494	0341627	0348558	0357260	0366956	0373123	0377714
0037849	0214563	0276122	0303945	0316205	0329603	0342001	0348596	0357361	0367149	0373159	0377715
0038264	0214842	0278307	0304076	0316211	0329906	0342286	0348597	0357374	0367487	0373209	0377716
0038305	0215899	0278743	0304309	0316212	0329927	0342672	0348599	0357384	0367721	063732?	0377717
0038806	0216032	0278844	0304592	0316358	0330153	0342732	0348741	0357488	0367722	0373484	0378088
0039716	0218901	0279371	0305124	0316420	0330427	0342743	0348742	0357730	0367723	0373592	0378105
0041186	0220992	0279426	0305175	0316576	0330619	0342822	0348752	0357748	0367756	0373710	0378130
0041278	0221027	0281077	0305192	0316676	0330825	0342916	0348768	0357812	0368115	0373845	0378301
0042965	0221201	0281545	0305193	0316744	0330837	0343043	0348789	0357869	0368132	0373846	0378489
0045900	0222701	0282173	0305195	0317414	0331122	0343096	0348984	0357967	0368148	0374013	0378522
0046935	0222864	0282257	0305341	0317944	0331328	0343164	0349059	0358021	0368299	0374014	0378610
0047278	0223337	0282289	0305448	0318062	0331468	0343782	0349259	0358024	0368300	0374019	0378881
0049397	0223842	0282293	0305882	0318121	0331626	0343899	0349333	0358089	0368301	0374020	0379008
0050000	0226356	0282308	0306030	0318183	0331781	0343900	0350003	0358139	0368637	0374046	0379014
0051913	0229089	0282555	0306127	0318193	0331815	0343961	0350004	0358169	0368841	0374101	0379172
0056938	0229629	0283725	0306874	0318899	0331984	0344069	0350005	0358411	0368932	0374237	0379284
0061425	0229899	0284003	0306973	0319119	0332079	0344130	0350222	[ILLEGIBLE]	0369000	0374293	0379606
0080534	0233069	0284276	0307092	0319121	0332086	0344287	0350408	0358762	0369002	0374378	0379624
0084520	0234807	0284967	0307093	0319354	0332369	0344348	0350474	0358790	0369098	0374739	0379852
0087719	0235361	0285380	0307094	0319459	0332361	0344531	0350801	0358947	0369191	0374760	0379861
0089422	0238691	0286351	0307427	0319594	0332717	0344561	0351152	0359194	0369216	0374765	0379916
0090848	0239019	0286752	0308043	0320068	0333391	0344703	0351422	0359237	0369290	0374777	0380100
0095940	0241680	0288443	0308044	0320452	0333956	0344856	0351533	0359422	0369462	0374781	0380190
0101274	0242863	0291008	0308177	0320515	0334016	0344877	0351610	0359426	0369473	0374817	0380217
0121025	0243980	0291171	0308256	0320665	0334092	0344969	0351784	0359605	0369673	0374828	0380444
0127452	0245707	0291267	0308400	0320701	0334673	0345180	0352024	0359809	0369685	0374856	0380490
0128817	0246910	0291332	0308482	0320853	0334883	0345236	0352287	0359870	0369830	0374880	0380502
0129744	0247322	0291600	0308686	0321303	0335039	0345308	0352289	0359951	0369840	0374883	0380526
0130745	0248451	0292022	0308688	0321623	0335079	0345331	0352805	0360046	0369874	0375038	0380729
0131765	0248741	0292717	0308931	0322132	0335188	0345484	0352834	0360111	0370155	0375082	0380996
0132439	0250041	0292720	0308980	0322333	0335348	0345682	0352908	0360112	0370217	0375208	0381006
0140186	0250177	0292722	0308998	0322462	0335398	0345724	0352970	0360138	0370628	0375318	0381137
0143707	0251029	0293256	0309106	0322707	0335621	0345980	0353050	0360205	0370629	0375344	0381373
0148049	0251176	0293347	0309318	0322953	0335804	0346014	0353060	0360409	0370631	0375631	0381581
0152408	0251666	0293457	0309639	0323261	0335910	0346055	0353367	0360512	0370670	0375635	0381789
0153518	0252401	0293842	0309654	0323405	0335954	0346056	0353390	0360642	0370719	0375795	0381811
0153954	0252478	0293900	0310115	0323553	0336128	0346373	0353526	0360674	0370720	0375796	0381861
0155579	0252532	0294231	0310237	0323921	0336172	0346440	0353726	0360852	0370832	0375797	0382242
0156622	0253310	0294428	0310388	0324370	0336205	0346485	0353776	0361266	0370897	0375798	0382243
0159077	0255139	0294555	0310523	0324780	0336270	0346541	0353972	0361514	0370898	0375860	0382463
0166469	0255746	0295456	0310551	0325267	0336509	0346703	0354087	0361809	0370971	0375889	0382464
0169144	0256650	0295938	0310606	0325327	0337065	0346833	0354088	0362220	0370975	0375904	0382465
0170656	0257260	0295939	0310747	0325328	0337133	0346834	0354283	0362312	0371029	0376035	0382551
0172473	0257581	0296262	0310863	0325538	0337235	0347109	0354516	0362390	0371193	0376095	0382560
0173593	0257582	0296681	0311309	0325913	0337383	0347313	0354613	0362419	0371232	0376100	0362561
0175325	0257658	0290929	0311523	0326180	0337706	0347476	0354710	0362706	0371238	0376105	0382571
0176741	0258007	0297358	0311592	0326259	0337827	0347477	0354833	0362839	0371330	0376107	0382755
0177066	0258177	0297632	0311960	0326387	0337940	0347492	0354885	0362987	0371399	0376109	0382805
0177900	0258229	0297689	0312014	0326412	0338247	0347532	0354901	0363111	0371532	0376128	0382837
0178147	0258635	0298837	0312031	0326449	0338319	0347545	0355261	0363256	0371717	0376171	0382839
0180027	0260308	0299150	0312246	0327178	0338552	0347781	0355317	0363407	0371790	0376222	0382899
0180215	0260599	0299386	0312308	0327316	0338960	0347811	0355318	0363489	0371857	0376282	0382912
0181994	0263007	0299568	0312633	0327355	0339156	0347812	0355375	0363491	0371883	0376284	0383060
0184029	0263430	0299860	0312641	0327418	0339187	0347814	0355548	0363888	0371907	0376554	0383268
0187673	0264354	0299987	0312900	0327595	0339325	0347815	0355657	0364019	0371932	0376555	0383494
0189316	0264938	0300252	0313025	0327647	0339333	03478??	0355719	0364283	0371958	0376574	0383510
0188527	0255717	0300264	0313044	0387697	0339388	??	0355849	0364373	0371980	0376638	0383642
0199762	0266237	0300760	0313272	0328095	0339429	0347823	0355904	0364525	0371981	0377047	0383768
0194773	0256419	0301298	0314287	0328193	0339533	0347824	0355809	0364640	0372248	0377076	0383842
0197927	0266749	0301449	0314292	0328333	0339604	0347825	0356089	0365201	0372281	0377078	0383847
0188067	0266816	0302208	0314406	0328718	0339612	0347826	0356105	0365217	0372331	0377173	0383894
0200336	0268223	0302261	0314635	0328862	0339792	0347827	0356183	0365259	0365259	0377276	0384154

3926   0510
[ILLEGIBLE]

0384193
0384328
0384329
0384458
0384461
0384621
0384668
0384744
0384822
0384913
0385043
0385154
0385250
0385378
0385456
0385484
0385507
0385712
0385713
0385714
0385715
0385716
038571?
0385770
0386164
0386268
0386398
0386549
0386613
0386750
0386985
0387039
0387348
0387381
0387428
0387474
0387572
0387728
0387803
0387841
0387893
0388007
0388141
0388244
0388564
0388617
0388634
0389084
0389085
0389230
0389275
0389349
0389446
0389470

Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243
CHANGE OF REGISTERED
AGENT/OFFICE
(BY CORPORATION)
For Office Use Only

     Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
     1. The name of the corporation is PHC-Tennessee, Inc.
     2. The street address of its current registered office is 1900 Church Street, Suite 400, Nashville, TN 37203
     3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is 800 S. Gay Street, Suite 2021, Knoxville, TN 37929 (County of Knox)
     4. The name of the current registered agent is National Registered Agents, Inc.
     5. If the current registered agent is to be changed, the name of the new registered agent is CT Corporation System
     6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.

July 1, 2005	PHC-Tennessee, Inc.

Signature Date	Name of Corporation

Assistant Secretary	/s/ Marry Kim E. Shipp

Signer’s Capacity	Signature

Marry Kim E. Shipp

Name (typed or printed)

SS-4427(Rev.6/03)	Filing Fee $20.00	RDA1678
[ILLEGIBLE]

CORPORATION ANNUAL REPORT

Annual Report Filing Fee Due:
$20, if no changes are made in block #6 to the registered agent/office, or
$40, if any changes are made in block #6 to the registered agent/office

Please return completed form to:
TENNESSEE SECRETARY OF STATE
Attn: Annual Report
312 Eighth Ave. N, 6th Floor
William R. Snodgrass Tower
Nashville, TN. 37243

5775.2452

CURRENT FISCAL YEAR CLOSING MONTH: 12 IF DIFFERENT, CORRECT MONTH IS ________

(1) SECRETARY OF STATE CONTROL NUMBER: 0370719

(2A.) NAME AND MAILING ADDRESS OF CORPORATION:

PHC-TENNESSEE, INC.
105 WESTWOOD PLACE
STE 400
BRENTWOOD, TN 37027

D 05/11/1999 FOR PROFIT

(2B.) STATE OR COUNTRY OF INCORPORATION:
TENNESSEE

(2C.) ADD OR CHANGE MAILING ADDRESS:
103 Powell Court
Suite 200
Brentwood, TN 37027

(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
105 WESTWOOD PLACE, STE 400, BRENTWOOD, TN 37027

B. CHANGE OF PRINCIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE + 4
103 Powell Court, Suite 200	Brentwood	TN	37027

(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS. (ATTACH ADDITIONAL SHEET IF NECESSARY.)

TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
PRESIDENT	See Attachment		
SECRETARY			

(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACH ADDITIONAL SHEET IF NECESSARY.) ☐ SAME AS ABOVE ☐ NONE OR LISTED BELOW:

NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
See Attachment		

RECEIVED
STATE OF TENNESSEE
2006 APR 27 PM 3:50
RILEY DARNELL
SECRETARY OF STATE

(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
CT CORPORATION SYSTEM
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:
800 S GAY STREET, SUITE 2021, KNOXVILLE, TN 37929
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.

(I). CHANGE OF REGISTERED AGENT:

(II). CHANGE OF REGISTERED OFFICE:

STREET	CITY	STATE	ZIP CODE + 4	COUNTY
		TN		

(7) A. THIS BOX APPLIES **ONLY** TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED: IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX: ☐ PUBLIC ☐ MUTUAL

B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK. ☐ RELIGIOUS.

(8) SIGNATURE: M.K. Shipp

(9) DATE: 03/06/06

(10) TYPE PRINT NAME OF SIGNER: Mary Kim E. Shipp

(11) TITLE OF SIGNER: Assistant Secretary

* * THIS REPORT MUST BE DATED AND SIGNED * *

CONTINUED ON BACK

CORPORATION ANNUAL REPORT Annual Report Filling Fee Due: $20 it no changes are made in block to the registred agent/office, or $40, if any chagnes are made in block to the registered agent/office Please return completed form to: TENNESSEE SECREATRY OF STATE Attn: Annual Report 312 Elgth Ave. N, 6th Floor William R. Snodgrass Tower Nashville, TN. 37243 CURRENT FISCAL YEAR CLOMN MONTH 12 THIS REPORT IS DUE ON OR BEFORE 04/01/06 STATE OR COUNTRY OF INCORPORATION:

PHC-Tennesee, Inc.
103 Powell Court, Suite 200
Brentwood, Tennessee 37027
(615) 372-8500
Officers:

Thomas M. Weiss	President
William F. Carpenter III	Executive Vice President and Secretary
Michael J. Culotta	Chief Financial Officer
William M. Gracey	Chief Operations Officer
R. Scott Raplee	Senior Vice President
Thomas H. Butler, Jr.	Vice President
Gary D. Willis	Vice President
W. Vail Willis	Vice President
Christopher J. Monte	Vice President
Mary Kim E. Shipp	Assistant Secretary
Directors:
William F. Carpenter III
Michael J. Culotta
Mailing Address for all Officers and Directors:
103 Powell Court, Suite 200
Brentwood, TN 37027